COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


     I, JEROME P. DARGA, Assistant Secretary of Cova Financial Services Life Insurance Company (formerly known as Xerox Financial Services Life Insurance Company), a corporation existing under the laws of Missouri (the "Corporation"), do hereby certify that the following is a true and correct copy of resolutions adopted by Consent of the Board of Directors of the Corporation in Lieu of Meeting dated as of October 23, 1991, and I do further certify that said resolutions have not been amended or rescinded:

AUTHORIZATION  OF  VARIABLE  LIFE  INSURANCE  PROGRAM

WHEREAS, the Corporation is desirous of developing and marketing certain types of variable life insurance contracts which may be required to be registered with the Securities and Exchange Commission pursuant to the various securities laws; and

WHEREAS, it will be necessary to take certain actions including, but not limited to, establishing separate accounts for the segregation of assets and seeking approval of regulatory authorities;

NOW  THEREFORE  BE  IT

RESOLVED, that the Corporation is hereby authorized to develop the necessary program in order to effectuate the issuance and sale of variable life insurance contracts; and further

RESOLVED, that the Corporation is hereby authorized to establish and to designate one or more separate accounts of the Corporation in accordance with the provisions of state insurance law. The purpose of any such separate account shall be to provide an investment medium for such variable life insurance contracts issued by the Corporation as may be designated as participating therein. Any such separate account shall receive, hold, invest and reinvest only the monies arising from (i) premiums, contributions or payments made pursuant to the variable life insurance contracts participating therein (ii) such assets of the Corporation as shall be deemed appropriate to be invested in the same manner as the assets applicable to the Corporation's reserve liability under the variable life insurance contracts participating in such separate accounts or as may be necessary for the establishment of such separate accounts; and (iii) the dividends, interest and gains produced by the foregoing; and further

RESOLVED,  that  the proper officers of the Corporation are hereby authorized:

     (i) to register the variable life insurance contracts participating in any such separate accounts under the provisions of the Securities Act of 1933, as amended, to the extent that it shall be determined that such registration is necessary;

     (ii) to register any such separate accounts with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940 to the extent that it shall be determined that such registration is necessary;

     (iii) to prepare, execute and file such amendments to any registration statements filed under the aforementioned Acts (including post-effective amendments), supplements and exhibits thereto as shall be deemed necessary or desirable;

     (iv) to apply for exemption from those provisions of the aforementioned Acts as shall be deemed necessary and to take any and all other actions which shall be deemed necessary, desirable, or appropriate in connection with such Acts;

     (v) to file the variable life insurance contracts participating in any such separate accounts with the appropriate state insurance departments and to obtain approval of the insurance departments;

     (vi) to prepare or have prepared and execute all necessary documents to obtain approval of, or clearance with, or other appropriate actions required, of any other regulatory authority that may be necessary;

and  further

RESOLVED, that for the purposes of facilitating the execution and filing of any registration statement and of remedying any deficiencies therein by appropriate amendments (including post-effective amendments) or supplements thereto, the President of the Corporation and Secretary of the Corporation, and each of them are hereby designated as attorneys and agents of the Corporation, and the appropriate officers of the Corporation be, and they hereby are, authorized and directed to grant the power of attorney of the Corporation to the President of the Corporation and the Secretary of the Corporation by executing and delivering to such individuals, on behalf of the Corporation, a power of attorney; and further

RESOLVED, that in connection with the offering and sale of the variable life insurance contracts in the various states of the United States, as and to the extent necessary, the appropriate officers of the Corporation be, and they hereby are, authorized to take any and all such action, including but not limited to the preparation, execution and filing with proper State authorities, on behalf of and in the name of the Corporation, of such applications, notices, certificates, affidavits, powers of attorney, consents to service of process, issuer's covenants, certified copies of minutes of shareholders' and directors' meetings, bonds, escrow and impounding agreements and other writings and instruments, as may be required in order to render permissible the offering and sale of the variable life insurance contracts in such jurisdictions; and further

RESOLVED, that the forms of any resolutions required by any State authority to be filed in connection with any of the documents or instruments referred to in any of the preceding resolutions be, and the same hereby are, adopted as if fully set forth herein if (1) in the opinion of the appropriate officers of the Corporation, the adoption of the resolutions is advisable and (2) the Secretary or any Assistant Secretary of the Corporation evidences such adoption by inserting into these minutes copies of such resolutions; and further

RESOLVED, that the Standards of Conduct of the Corporation, its officers, directors, employees and affiliates with respect to the investments of variable life insurance separate accounts and variable life insurance operations attached hereto as Exhibit A be, and the same hereby are, adopted and approved; and further

RESOLVED, that the Standards of Suitability to be used by the Corporation and applicable to its officers, directors, employees, affiliates and agents with respect to the suitability of variable life insurance for the applicant attached as Exhibit B be, and the same hereby are, adopted and approved; and further

RESOLVED, that the proper officers of the Corporation be, and they hereby are authorized and directed to prepare and to execute all necessary and appropriate documents and to take such further actions as they may deem necessary or appropriate, in their discretion, to implement the purposes of the foregoing resolutions.

DESIGNATION  OF  INVESTMENTS  FOR  SEPARATE  ACCOUNT

WHEREAS, the Board of Directors has previously adopted resolutions which provided for the establishment of one or more separate accounts for the purpose of issuing variable and fixed annuity contracts; and

WHEREAS, pursuant to said resolutions, the officers of the Corporation have designated a separate account as Xerox MVA Account Three; and

WHEREAS, the Corporation has caused to be filed with the Securities and Exchange Commission a Registration Statement on Form S-1 for registration under the Securities Act of 1933 of annuity contracts and certificates (collectively "Contracts") issued by Xerox MVA Account Three; and

WHEREAS, the Corporation intends that Xerox MVA Account Three will invest in the proposed investments, subject to the investment policies and restrictions, described in said Registration Statement on Form S-1 relating to the Contracts issued by Xerox MVA Account Three, copies of which are on file with the records of the Secretary of the Corporation;

NOW  THEREFORE  BE  IT

RESOLVED, that the investment restrictions and policies as described in the Registration Statement on Form S-1 for the Contracts issued by Xerox MVA Account Three be, and they hereby are, approved as the investment restrictions and policies to be utilized in connection with Xerox MVA Account Three; and further

RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute and deliver a Principal Underwriter's Agreement between Xerox Life Sales company ("Principal Underwriter") and the Corporation on behalf of Xerox MVA Account Three granting exclusive right to the Principal Underwriter to be the distributor of the Contracts issued by Xerox MVA Account Three, substantially in the form attached hereto as Exhibit C, with such changes therein as of the officer executing the Principal Underwriter's Agreement, with the advice of counsel, deems necessary or advisable, such determination to be conclusively evidenced by the officer's execution thereof; and further

RESOLVED, that the proper officers of the corporation be, and they hereby are, authorized and directed on behalf of the Corporation or Xerox MVA Account Three to prepare, acknowledge and deliver all necessary and appropriate contracts, agreements or other instruments or documents and to take such further actions as they may deem necessary or appropriate, in their discretion, to implement the purposes of the foregoing preambles and resolutions and the resolutions heretofore adopted by the Board of Directors on February 24, 1987 regarding the development of a fixed and variable annuity program.


Dated:  12-12-96                                           /S/ JEROME P. DARGA
       _____________                            ______________________________
                                                 Assistant  Secretary
                                  EXHIBIT A


                             STANDARDS OF CONDUCT


Unless otherwise approved in advance of the transaction by the commissioner of insurance in the state in which the transaction is contemplated, the Corporation and its officers, directors, employees and affiliates shall not, with respect to variable life insurance separate accounts:

     1. sell to or purchase from any such separate account established by the Corporation any security or other property, other than variable life insurance policies;

     2. purchase or allow to be purchased for any such separate account any securities of which the Corporation or an affiliate is the issuer;

     3. accept any compensation, other than a regular salary or wages from the Corporation or an affiliate, for the sale or purchase of securities to or from any such separate account, except that the Corporation or an affiliate may act as a broker or dealer in connection with the sale of securities to or by such separate account; provided, however, that any commission fee or remuneration charged therefor shall not exceed the minimum broker's commission established for any such transaction by any national securities exchange through which such transaction could be effected, or where such charges are subject to negotiation or where no minimum charge is applicable, then such charge shall be consistent with the charges prevailing in the ordinary course of business in the community where such transaction is effected;

     4. engage in any joint transaction, participation or common undertaking whereby the Corporation or an affiliate participates with such a separate account in any transaction in which the Corporation or any of its affiliates obtain an advantage in the price or quality of the item purchased, in the service received, or in the cost of such service and the Corporation or any of its other affiliates is disadvantaged in any of these respects by the same transaction;

     5. borrow money or securities from any such separate account other than under a policy loan provision.


                                  EXHIBIT B


                           STANDARDS OF SUITABILITY


The following Standards of Suitability shall be used by the Corporation and shall be applicable to its officers, directors, employees, affiliates, and agents with respect to the suitability of variable life insurance for the applicant:

     No recommendation shall be made to an applicant to purchase a variable life insurance policy and no variable life insurance policy shall be issued in the absence of reasonable grounds to believe that the purchase of such policy is suitable for such applicant on the basis of information furnished after reasonable inquiry of such applicant concerning the applicant's insurance and investment objectives, financial situation and needs, and any other information known to the Corporation or to the agent making the recommendation.

             XEROX FINANCIAL SERVICES LIFE INSURANCE CORPORATION
                      CONSENT OF THE BOARD OF DIRECTORS
                              IN LIEU OF MEETING


     The undersigned, being all of the Directors of Xerox Financial Services Life Insurance Corporation, a Missouri corporation (the "Corporation"), acting without a meeting pursuant to Section 351.340 of the General and Business Corporation Law of Missouri hereby waive all notice required by the By-Laws of the Corporation or by law and adopt the following resolutions in lieu of a meeting of the Directors.

AUTHORIZATION  OF  VARIABLE  LIFE  INSURANCE  PROGRAM

WHEREAS, the Corporation is desirous of developing and marketing certain types of variable life insurance contracts which may be required to be registered with the Securities and Exchange Commission pursuant to the various securities laws; and

WHEREAS, it will be necessary to take certain actions including, but not limited to, establishing separate accounts for the segregation of assets and seeking approval of regulatory authorities;

NOW  THEREFORE  BE  IT

RESOLVED, that the Corporation is hereby authorized to develop the necessary program in order to effectuate the issuance and sale of variable life insurance contracts; and further

RESOLVED, that the Corporation is hereby authorized to establish and to designate one or more separate accounts of the Corporation in accordance with the provisions of state insurance law. The purpose of any such separate account shall be to provide an investment medium for such variable life insurance contracts issued by the Corporation as may be designated as participating therein. Any such separate account shall receive, hold, invest and reinvest only the monies arising from (i) premiums, contributions or payments made pursuant to the variable life insurance contracts participating therein (ii) such assets of the Corporation as shall be deemed appropriate to be invested in the same manner as the assets applicable to the Corporation's reserve liability under the variable life insurance contracts participating in such separate accounts or as may be necessary for the establishment of such separate accounts; and (iii) the dividends, interest and gains produced by the foregoing; and further

RESOLVED,  that  the proper officers of the Corporation are hereby authorized:

     (i) to register the variable life insurance contracts participating in any such separate accounts under the provisions of the Securities Act of 1933, as amended, to the extent that it shall be determined that such registration is necessary;

     (ii) to register any such separate accounts with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940 to the extent that it shall be determined that such registration is necessary;

     (iii) to prepare, execute and file such amendments to any registration statements filed under the aforementioned Acts (including post-effective amendments), supplements and exhibits thereto as shall be deemed necessary or desirable;
     (iv) to apply for exemption from those provisions of the aforementioned Acts as shall be deemed necessary and to take any and all other actions which shall be deemed necessary, desirable, or appropriate in connection with such Acts;

     (v) to file the variable life insurance contracts participating in any such separate accounts with the appropriate state insurance departments and to obtain approval of the insurance departments;

     (vi) to prepare or have prepared and execute all necessary documents to obtain approval of, or clearance with, or other appropriate actions required, of any other regulatory authority that may be necessary;

and  further

RESOLVED, that for the purposes of facilitating the execution and filing of any registration statement and of remedying any deficiencies therein by appropriate amendments (including post-effective amendments) or supplements thereto, the President of the Corporation and Secretary of the Corporation, and each of them are hereby designated as attorneys and agents of the Corporation, and the appropriate officers of the Corporation be, and they hereby are, authorized and directed to grant the power of attorney of the Corporation to the President of the Corporation and the Secretary of the Corporation by executing and delivering to such individuals, on behalf of the Corporation, a power of attorney; and further

RESOLVED, that in connection with the offering and sale of the variable life insurance contracts in the various states of the United States, as and to the extent necessary, the appropriate officers of the Corporation be, and they hereby are, authorized to take any and all such action, including but not limited to the preparation, execution and filing with proper State authorities, on behalf of and in the name of the Corporation, of such applications, notices, certificates, affidavits, powers of attorney, consents to service of process, issuer's covenants, certified copies of minutes of shareholders' and directors' meetings, bonds, escrow and impounding agreements and other writings and instruments, as may be required in order to render permissible the offering and sale of the variable life insurance contracts in such jurisdictions; and further

RESOLVED, that the forms of any resolutions required by any State authority to be filed in connection with any of the documents or instruments referred to in any of the preceding resolutions be, and the same hereby are, adopted as if fully set forth herein if (1) in the opinion of the appropriate officers of the Corporation, the adoption of the resolutions is advisable and (2) the Secretary or any Assistant Secretary of the Corporation evidences such adoption by inserting into these minutes copies of such resolutions; and further

RESOLVED, that the Standards of Conduct of the Corporation, its officers, directors, employees and affiliates with respect to the investments of variable life insurance separate accounts and variable life insurance operations attached hereto as Exhibit A be, and the same hereby are, adopted and approved; and further

RESOLVED, that the Standards of Suitability to be used by the Corporation and applicable to its officers, directors, employees, affiliates and agents with respect to the suitability of variable life insurance for the applicant attached as Exhibit B be, and the same hereby are, adopted and approved; and further
RESOLVED, that the proper officers of the Corporation be, and they hereby are authorized and directed to prepare and to execute all necessary and appropriate documents and to take such further actions as they may deem necessary or appropriate, in their discretion, to implement the purposes of the foregoing resolutions.

DESIGNATION  OF  INVESTMENTS  FOR  SEPARATE  ACCOUNT

WHEREAS, the Board of Directors has previously adopted resolutions which provided for the establishment of one or more separate accounts for the purpose of issuing variable and fixed annuity contracts; and

WHEREAS, pursuant to said resolutions, the officers of the Corporation have designated a separate account as Xerox MVA Account Three; and

WHEREAS, the Corporation has caused to be filed with the Securities and Exchange Commission a Registration Statement on Form S-1 for registration under the Securities Act of 1933 of annuity contracts and certificates (collectively "Contracts") issued by Xerox MVA Account Three; and

WHEREAS, the Corporation intends that Xerox MVA Account Three will invest in the proposed investments, subject to the investment policies and restrictions, described in said Registration Statement on Form S-1 relating to the Contracts issued by Xerox MVA Account Three, copies of which are on file with the records of the Secretary of the Corporation;

NOW  THEREFORE  BE  IT

RESOLVED, that the investment restrictions and policies as described in the Registration Statement on Form S-1 for the Contracts issued by Xerox MVA Account Three be, and they hereby are, approved as the investment restrictions and policies to be utilized in connection with Xerox MVA Account Three; and further

RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute and deliver a Principal Underwriter's Agreement between Xerox Life Sales company ("Principal Underwriter") and the Corporation on behalf of Xerox MVA Account Three granting exclusive right to the Principal Underwriter to be the distributor of the Contracts issued by Xerox MVA Account Three, substantially in the form attached hereto as Exhibit C, with such changes therein as of the officer executing the Principal Underwriter's Agreement, with the advice of counsel, deems necessary or advisable, such determination to be conclusively evidenced by the officer's execution thereof; and further

RESOLVED, that the proper officers of the corporation be, and they hereby are, authorized and directed on behalf of the Corporation or Xerox MVA Account Three to prepare, acknowledge and deliver all necessary and appropriate contracts, agreements or other instruments or documents and to take such further actions as they may deem necessary or appropriate, in their discretion, to implement the purposes of the foregoing preambles and resolutions and the resolutions heretofore adopted by the Board of Directors on February 24, 1987 regarding the development of a fixed and variable annuity program.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 23rd day of October, 1991.

/S/ ANTHONY R. BIELE         /S/ JOHN C. MERRITT
------------------------  ----------------------
Anthony R. Biele          John C. Merritt

/S/ SUSAN M. BOYLE        /S/ WILLIAM R. MOLINAN
------------------------  ----------------------
Susan M. Boyle            William R. Molinan

/S/ STEPHEN P. CLARK         /S/ ROBERT B. STACK
------------------------  ----------------------
Stephen P. Clark          Robert B. Stack

/S/ DONATO A. DENOVELLIS  /S/ LORRY J. STENSRUD
------------------------  ----------------------
Donato A. DeNovellis      Lorry J. Stensrud

/S/ DENNIS J. MCDONNELL      /S/ ROBERT J. VAIRO
------------------------  ----------------------
Dennis J. McDonnell       Robert J. Vairo